--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

    SN Insurance Services, Inc.                         STATEMENT NO.   10
                                                 FOR THE PERIOD FROM:   1-Jan-01
                                                                  TO:  31-Jan-01
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                        ---------------------------------------------------------------------------------------
                                         DIP General      DIP Payroll     DIP General       DIP Fiduciary      DIP Cananwill
                                           Account          Account     Account - Chase        Account         Trust Account
                                        ---------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                        ---------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $30,843,714.81  $10,000,099.33    $22,466,711.51    $32,464,118.71        $766,173.14

B. Less: Total Disbursements Per
         All Prior Interim Statements   $30,785,386.94  $9,606,406.51     $22,267,000.00    $32,464,028.36        $760,430.07

                                        ---------------------------------------------------------------------------------------

C. Beginning Balance                       $58,327.87     $393,692.82        $199,711.51            $90.35          $5,743.07

                                        ---------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                  $547,403.12     $(40,000.00)       $581,331.11         $2,101.21              $0.00

                                        ---------------------------------------------------------------------------------------
E. Balance Available                      $605,730.99     $353,692.82        $781,042.62         $2,191.56          $5,743.07

                                        ---------------------------------------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                  $400,030.00     $167,833.11        $495,000.00           $514.18            $906.13

                                        ---------------------------------------------------------------------------------------
G. Ending Balance                         $205,700.99     $185,859.71        $286,042.62         $1,677.38          $4,836.94

                                        ---------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION

      (1).  DIP General Account

            (a)   Depository Name and Location      Bank of America, 345
                                                    Montgomery Street, LL1,
                                                    San Francisco, CA 94104

            (b)   Account Number                    15819-20480

      (2).  DIP Payroll Account

            (a)   Depository Name and Location      Bank of America, 345
                                                    Montgomery Street, LL1,
                                                    San Francisco, CA 94104

            (b)   Account Number                    15812-20431

      (3).  DIP General Account - Chase

            (a)   Depository Name and Location      Chase Manhattan Bank, 4
                                                    Chase MetroTech Center,
                                                    18th Floor, Brooklyn, N.Y.
                                                    11245

            (b)   Account Number                    323-894984

      (4).  DIP Fiduciary Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-402-536

      (5).  DIP Cananwill Trust Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-402-528

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:


Dated: 2/26/01                                    Signed: /s/ Alex Corbett
      ----------                                         -----------------------

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

    SN Insurance Services, Inc.                         STATEMENT NO.   10
                                                 FOR THE PERIOD FROM:   1-Jan-01
                                                                  TO:  31-Jan-01
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                        ---------------------------------------------------------------------------------------
                                         DIP Operating   DIP WCMA/MLIF     DIP WCMA UIC       DIP WCMA CIC      DIP WCMA ZCIC
                                            Account         Account      Fiduciary Account  Fiduciary Account Fiduciary Account
                                        ---------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                        ---------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                      $203,544.36  $89,132,605.63    $3,854,413.24    $1,623,170.96        $218,968.73

B. Less: Total Disbursements Per
         All Prior Interim Statements      $200,000.00  $81,741,973.16          $150.00          $150.00            $150.00

                                        ---------------------------------------------------------------------------------------

C. Beginning Balance                         $3,544.36   $7,390,632.47    $3,854,263.24    $1,623,020.96        $218,818.73

                                        ---------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                         $0.00     $882,019.73       $20,043.48        $8,486.64          $1,137.81

                                        ---------------------------------------------------------------------------------------
E. Balance Available                         $3,544.36   $8,272,652.20    $3,874,306.72    $1,640,507.60        $219,956.54

                                        ---------------------------------------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                         $0.00   $1,482,155.66            $0.00            $0.00              $0.00

                                        ---------------------------------------------------------------------------------------
G. Ending Balance                            $3,544.36   $6,790,496.54    $3,874,306.72    $1,640,507.60        $219,956.54

                                        ---------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION

      (6).  DIP Operating Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose,
                                                    CA 95110

            (b)   Account Number                    17-402-544

      (7).  DIP WCMA/MLIF Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, OH 45402

            (b)   Account Number                    77M07W64

      (8).  DIP WCMA UIC Fiduciary Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, OH 45402

            (b)   Account Number                    77M07W77

      (9).  DIP WCMA CIC Fiduciary Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, OH 45402

            (b)   Account Number                    77M07W78

     (10).  DIP WCMA ZCIC Fiduciary Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, OH 45402

            (b)   Account Number                    77M07W79

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 3
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

    SN Insurance Services, Inc.                         STATEMENT NO.   10
                                                 FOR THE PERIOD FROM:   1-Jan-01
                                                                  TO:  31-Jan-01
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                        ---------------------------------------------------------------------------------------
                                        DIP WCMA Creditors    (1) Pre-Petition       (2) Pre-Petition          Pre-Petition
                                         Fiduciary Account   Concentration Account  Concentration Account     Payroll Account
                                        ---------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                                         CLOSED 5/11/00         CLOSED 6/12/00           CLOSED 5/11/00
                                        ---------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $4,960,615.08                 $0.00           $4,941,903.92              $116,548.20

B. Less: Total Disbursements Per
         All Prior Interim Statements         $150.00                 $0.00           $4,941,903.92              $116,548.20

                                        ---------------------------------------------------------------------------------------

C. Beginning Balance                    $4,960,465.08                 $0.00                   $0.00                    $0.00

                                        ---------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                   $25,793.00                 $0.00                   $0.00                    $0.00

                                        ---------------------------------------------------------------------------------------
E. Balance Available                    $4,986,258.08                 $0.00                   $0.00                    $0.00

                                        ---------------------------------------------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                    $0.00                 $0.00                   $0.00                    $0.00

                                        ---------------------------------------------------------------------------------------
G. Ending Balance                       $4,986,258.08                 $0.00                   $0.00                    $0.00

                                        ---------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION

     (11).  DIP WCMA Creditors Fiduciary Account

            (a)   Depository Name and Location        Merrill Lynch, 10 West
                                                      Second Street, #400,
                                                      Dayton, OH 45402

            (b)   Account Number                      77M07W80

     (12).  Pre-Petition Concentration Account(1)

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      14172-03510 CLOSED 5/11/00

     (13).  Pre-Petition Concentration Account(2)

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      14175-03509 CLOSED 6/12/00

     (14).  Pre-Petition Payroll Account

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      14175-04995 CLOSED 5/11/00

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 4
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

    SN Insurance Services, Inc.                         STATEMENT NO.   10
                                                 FOR THE PERIOD FROM:   1-Jan-01
                                                                  TO:  31-Jan-01
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                        ------------------------------------------------------------------------------------------
                                         (3) Pre-Petition       (4) Pre-Petition          Pre-Petition          Pre-Petition
                                        Concentration Account  Concentration Account    Operating Account  Cananwill Trust Acct.
                                        ------------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                    CLOSED 5/26/00         CLOSED 5/31/00         CLOSED 6/1/00          CLOSED 6/8/00
                                        ------------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                      $915,515.91            $6,717,253.96            $203,544.36            $766,173.14

B. Less: Total Disbursements Per
         All Prior Interim Statements      $915,515.91            $6,717,253.96            $203,544.36            $766,173.14

                                        ------------------------------------------------------------------------------------------

C. Beginning Balance                             $0.00                   $0.00                  $0.00                  $0.00

                                        ------------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                         $0.00                   $0.00                  $0.00                  $0.00

                                        ------------------------------------------------------------------------------------------
E. Balance Available                             $0.00                   $0.00                  $0.00                  $0.00

                                        ------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                     $0.00                   $0.00                  $0.00                  $0.00

                                        ------------------------------------------------------------------------------------------
G. Ending Balance                                $0.00                   $0.00                  $0.00                  $0.00

                                        ------------------------------------------------------------------------------------------

                                        --------------------------------------------
                                            Pre-Petition           Pre-Petition
                                         Fiduciary Account       Accounts Payable
                                        --------------------------------------------
CASH ACTIVITY ANALYSIS                    CLOSED 6/30/00         CLOSED 5/15/00
                                        --------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $34,083,192.19                   $0.00

B. Less: Total Disbursements Per
         All Prior Interim Statements   $34,083,192.19                   $0.00

                                        --------------------------------------------

C. Beginning Balance                             $0.00                   $0.00

                                        --------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                         $0.00                   $0.00

                                        --------------------------------------------
E. Balance Available                             $0.00                   $0.00

                                        --------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                     $0.00                   $0.00

                                        --------------------------------------------
G. Ending Balance                                $0.00                   $0.00

                                        --------------------------------------------

H. ACCOUNT INFORMATION

     (15).  Pre-Petition Concentration Account(3)

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      73662-11040 CLOSED 5/26/00

     (16).  Pre-Petition Concentration Account(4)

            (a)   Depository Name and Location        Chase Manhattan Bank, 4
                                                      Chase MetroTech Center,
                                                      18th Floor, Brooklyn,
                                                      NY 11245

            (b)   Account Number                      323-892531  CLOSED 5/31/00

     (17).  Pre-Petition Operating Account

            (a)   Depository Name and Location        Imperial Bank, 226 Airport
                                                      Parkway, San Jose,
                                                      CA 95110

            (b)   Account Number                      17-061-429   CLOSED 6/1/00

     (18).  Pre-Petition Cananwill Trust Account

            (a)   Depository Name and Location        Imperial Bank, 226 Airport
                                                      Parkway, San Jose,
                                                      CA 95110

            (b)   Account Number                      17-400-738   CLOSED 6/8/00

     (19).  Pre-Petition Fiduciary Account

            (a)   Depositary Name and Location        Imperial Bank, 226 Airport
                                                      Parkway, San Jose,
                                                      CA 95110

            (b)   Account Number                      17-400-967  CLOSED 6/30/00

     (20).  Pre-Petition Accounts Payable Account

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      77658-01168 CLOSED 5/15/00

I. Other Monies On Hand: None